BLACKROCK BOND ALLOCATION TARGET SHARES
BATS: Series S Portfolio
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated July 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about Series S Portfolio —Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Musmanno, CFA	2009	Managing Director of BlackRock, Inc.
Matthew Marra	2011	Managing Director of BlackRock, Inc.
Michael Heilbronn	2012	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Funds — How Each Fund Invests — About the Portfolio Management of the Series S Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE SERIES S PORTFOLIO

The Series S Portfolio is managed by a team of financial professionals. Thomas Musmanno, CFA, Matthew Marra and Michael Heilbronn are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information —Series S Portfolio” is deleted in its entirety and replaced with the following:

The Series S Portfolio is managed by a team of financial professionals. Thomas Musmanno, CFA, Matthew Marra and Michael Heilbronn are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Musmanno, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Matthew Marra	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2006.
Michael Heilbronn	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

Shareholders should retain this Supplement for future reference.